FORM 8-K/A-4

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 26, 2008

PARADIGM MEDICAL INDUSTRIES, INC.
(Exact name of registrant as specified in this Charter)

Delaware	0-28498	87-0459536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2355 South 1070 West, Salt Lake City, Utah	84119
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (801) 977-8970

Does Not Apply
(Former name or former address, if changed since last report)

SECTION 4  Matters Related to Accountants and Financial Statements

ITEM 4.02 Non-reliance of Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

On December 17, 2007, Paradigm Medical Industries, Inc. (the "Company") received a letter from the Securities and Exchange Commission (the "Commission") stating that the staff had reviewed the financial statements and related documents in the Company's Form 10-KSB for the fiscal year ending December 31, 2006.  As a result of its review, the staff had several comments on the disclosures in the financial statements of the December 31, 2006 Form 10-KSB.  The letter additionally stated that in future filings the Company's Form 10-KSB should be revised in response to the comments.

On March 14, 2008, the Company filed a letter with the Commission responding to the December 17, 2007 comment letter from the Commission.  After reviewing the Company's responses to the December 17, 2007 comment letter, the Commission staff arranged for a telephone conference with the Company's executive officers on March 26, 2008 to discuss the  Company's March 14, 2008 letter.  The staff expressed its view during the telephone conference that the $5,139,010 in convertible notes the Company issued to investors during the period from April 27, 2005 to December 24, 2007 to obtain funding for the Company's ongoing operations  contained embedded derivatives.  As a consequence, in disclosing these convertible notes in the financial statements of the Company's Form 10-KSB for the fiscal year ending December 31, 2006, the Company did not correctly follow the disclosure requirements of Statement of Financial Accounting  Standards No. 133 ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities, which was issued by the Financial Accounting Standards Board.  The staff requested that in order to comply with the disclosure requirements of SFAS No. 133, the Company would need to value the convertible notes in the financial statements of its Form-KSB using a binomial lattice model that values all embedded derivatives in the convertible notes, such as conversion options, interest rate resets and put options.

On April 17, 2008 the Company's executive officers had another telephone conference with the Commission staff to discuss further issues concerning compliance with SFAS No. 133 by valuing the convertible notes in the financial statements using the binomial lattice model.  The Company was advised during the conference by the Commission staff that it would not be required to amend its Form 10-KSB for the fiscal years ended December 31, 2006 and 2005, but the Form 10-KSB for the fiscal year ended December 31, 2007 must include revised financial information and disclosures for fiscal 2006 and 2005 as a result of valuing the convertible notes using the binomial lattice model.

On April 24, 2008, the Company entered into an agreement with Monarch Bay Management Company to value the Company's convertible notes pursuant to SFAS No. 133 using the binomial lattice model.  Monarch Bay completed its valuation work on the convertible notes on May 5, 2008.  The Company paid a total of $32,000 for Monarch Bay's valuation report.

Upon receipt of Monarch Bay's valuation report on the Company's convertible notes, Louis A. Mostacero, the Company's Vice President of Finance and Chief Financial Officer, refigured and recalculated the financial statements in the Company's Form 10-KSB reports for the years ended December 31, 2006 and 2005 and the Company's Form 10-QSB reports for the periods ended March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2007, June 30, 2007, and September 30, 2007.  Mr. Mostacero completed the revisions of these financial statements on May 9, 2008.  On May 9, 2008, an initial draft of these revised financial statements was forwarded to the Company's independent accountants, Chisholm, Bierwolf & Nilson, LLC, and the Company's legal counsel, Mackey Price Thompson & Ostler.

On May 12, 2008, on the basis of discussions with the Company's independent accountants and legal counsel, the Company's executive officers determined that the financial statements in the Form 10-KSB reports for the years ended December 31, 2006 and 2005, and the Form 10-QSB reports for the periods ended March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2007, June 30, 2007, and September 30, 2007, should no longer be relied upon because of errors in such financial statements.  These errors required material changes to the Company's financial statements for the years ended December 31, 2006 and 2005 and the interim periods for the years ended December 31, 2007 and 2006.

On May 16, 2008, the Company filed a Form 10-KSB/A-1 report for the fiscal year ended December 31, 2007, which included revised financial information and disclosures for the years ended December 31, 2006 and 2005, as a result of valuing the convertible notes using the binomial lattice model.  Also included in the Form 10-KSB/A-1 report for the fiscal year ended December 31, 2007 were revised and restated financial statements for the periods ended March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2007, June 30, 2007, and September 30, 2007.

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On May 27, 2008, the Company received a letter from the Commission stating that the staff had reviewed the financial statements and related documents in the Company's Form KSB/A-1 for the fiscal year ended December 31, 2007.  As a result of the review, the staff had several comments on the financial statements and  related disclosures in the Form 10-KSB/A-1 for the fiscal year ended December 31, 2007.

On June 23, 2008, the Company filed a letter with the Commission responding to the May 27, 2008 comment letter from the Commission.  On July 22, 2008, the Company received a letter from the Commission stating that the Commission staff had received the Company's response letter dated June 23, 2008 and had additional comments concerning the Form 10-KSB/A-2 for the fiscal year ended December 31, 2007 and the Company's Form 10-QSB for the quarter ended March 31, 2008.  On July 22, 2008 and August 12, 2008, the Company's executive officers had telephone conferences with the Commission staff to discuss further issues concerning compliance with SFAS No. 133 in valuing the convertible notes in the financial statements of the Form 10-KSB/A-2 for the fiscal year ended December 31, 2007 and the Form 10-QSB for the quarter ended March 31, 2008.

On August 12, 2008, on the basis of discussions with the Commission staff, the Company's executive officers determined that the financial statements and related disclosures in the Form 10-KSB/A-2 report for the fiscal year ended December 31, 2007, which report included revised financial information and related disclosures for the fiscal years ended December 31, 2006 and 2005, and the Form 10-QSB report for the quarter ended March 31, 2008 should no longer be relied upon because of errors in such financial statements and related disclosures.  The errors related to the Company not correctly following the disclosure requirements of SFAS No. 133 when valuing the convertible notes in the financial statements of such Form 10-KSB and Form 10-QSB reports.  These errors require material changes to the financial statements and related disclosures in the Form 10-KSB/A-2 for the fiscal year ended December 31, 2007, including the revised financial information and related disclosures for the fiscal years ended December 31, 2006 and 2005, which were included in said Form 10-KSB/A-2 report for the fiscal year ended December 31, 2007, and the Form 10-QSB report for the quarter ended March 31, 2008.  The Company's executive officers discussed the matters disclosed in this Form 8-K/A-4 report with the Company's independent accountants, including that the financial statements and related disclosures of the Form 10-KSB/A-2 for the fiscal year ended December 31, 2007 and the Form 10-QSB for the quarter ended March 31, 2008 should no longer be relied upon because of the above-described errors in such financial statements and related disclosures.

As the certifying officers, Mr. Mostacero and I believe that, as of the end of the years ended December 31, 2007, 2006 and 2005, the Company's disclosure controls and procedures were not effective and adequate because, in disclosing the convertible notes in the financial statements of the Form 10-KSB reports for the years ended December 31, 2007, 2006 and 2005 and the interim periods for the years ended December 31, 2007 and 2006, the Company did not correctly follow the disclosure requirements of SFAS No. 133 when valuing the convertible notes in the financial statements of such reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIGM MEDICAL INDUSTRIES, INC.
(Registrant)

Date: August 19, 2008	By /s/ Raymond P.L. Cannefax
Raymond P.L. Cannefax
President and Chief Executive Officer

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